Investor Presentation September 2019 Exhibit 99.1

Disclaimer Forward-Looking Statements This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, “SF” or the “Company”). These statements can be identified by the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” and similar expressions. In particular, these statements may refer to our goals, intentions, and expectations, our business plans and growth strategies, our ability to integrate and manage our acquired businesses, estimates of our risks and future costs and benefits, and forecasted demographic and economic trends relating to our industry. You should not place undue reliance on any forward-looking statements, which speak only as of the date they were made. We will not update these forward-looking statements, even though our situation may change in the future, unless we are obligated to do so under federal securities laws. Actual results may differ materially and reported results should not be considered as an indication of future performance. Factors that could cause actual results to differ are included in the Company’s annual and quarterly reports and from time to time in other reports filed by the Company with the Securities and Exchange Commission and include, among other things, changes in general economic and business conditions, actions of competitors, regulatory and legal actions, changes in legislation, and technology changes. Use of Non-GAAP Financial Measures The Company utilized certain non-GAAP calculations as additional measures to aid in understanding and analyzing the Company’s financial results for the six months ended June 30, 2019. Specifically, the Company believes that the non-GAAP measures provide useful information by excluding certain items that may not be indicative of the Company’s core operating results and business outlook. The Company believes that these non-GAAP measures will allow for a better evaluation of the operating performance of the business and facilitate a meaningful comparison of the Company’s results in the current period to those in prior and future periods. Reference to these non-GAAP measures should not be considered as a substitute for results that are presented in a manner consistent with GAAP. These non-GAAP measures are provided to enhance investors' overall understanding of the Company’s current financial performance. The non-GAAP financial information should be considered in addition to, not as a substitute for or as being superior to, operating income, cash flows, or other measures of financial performance prepared in accordance with GAAP. These non-GAAP measures primarily exclude expenses which management believes are, in some instances, non-recurring and not representative of ongoing business. A limitation of utilizing these non-GAAP measures is that the GAAP accounting effects of these charges do, in fact, reflect the underlying financial results of the Company’s business and these effects should not be ignored in evaluating and analyzing its financial results. Therefore, the Company believes that GAAP measures and the same respective non-GAAP measures of the Company’s financial performance should be considered together.

Our Strategy

Strategic Vision To build a premier wealth management and investment banking firm Global Wealth Management Institutional Private Client 2,193 financial advisors* in 377 branches with $268B in client assets Asset Management $33B in total assets managed through various strategies Bank $16.6B in assets funded by client deposits Equities Sales + Trading Fixed Income Sales + Trading Investment Banking Research Experienced sales force with extensive distribution capabilities Comprehensive platform including research, strategy and DCM teams Over 400 professionals with extensive experience across all products and industry verticals Largest research platform with more than 1,300 stocks covered in the U.S. and more than 300 stocks covered in Europe *Reflects change in the definition of producing brokers as of January 1, 2019.

A History of Organic Growth & Acquisitions 19% CAGR 2005 Legg Mason’s Capital Markets Division 2007 Ryan Beck Acquisition Stifel Bank & Trust 2008 Butler Wick 2009 56 UBS Private Client Branches 2010 Thomas Weisel Partners 2011 Stone & Youngberg 2012 Miller Buckfire 2013 Keefe, Bruyette & Woods Knight Capital Group Fixed Income Division Acacia Bank Ziegler Lotsoff 2014 De La Rosa, Oriel Securities, 1919 Investment Counsel, Merchant Capital 2015 Barclays Wealth & Investment Management, Sterne Agee, 2016 Eaton Partners ISM Capital 2017 City Securities 2018 Ziegler Wealth Management, Business Bancshares Inc. 2019 First Empire MainFirst Mooreland Partners GMP George K. Baum B&F Capital Markets * 2019 full year GAAP net revenues based on annualized results as of 6/30/19.

Stifel Overview

Stifel – Premier Investment Bank and Wealth Management Firm Stifel at a Glance 2018 GAAP Net Revenue - $3.0 billion Global Wealth Management (GWM) 2018 Net Revenue - $2.0 billion Institutional Group (IG) 2018 Net Revenue - $1.1 billion Private Client Stifel Bancorp Margin and Securities-based Lending Asset Management Equity & Fixed Income Capital Raising M&A Advisory / Restructuring Institutional Equity and Fixed Income Brokerage Independent Research Low leverage (7.1x) (1) (2), $3.4 billion stockholders’ equity (2) and $3.8 billion market capitalization (3) 31% Insider ownership aligns employees' interests with other shareholders (4) Over 7,500 associates(2) Balanced business mix (65% GWM / 35% IG) (2018 net revenues) National presence with 2,193 financial advisors(2) Largest U.S. equity research platform with more than 1,300 stocks under coverage(2) Broad investment banking and institutional sales and trading capabilities – domestic and international Assets / equity. As of 6/30/2019 As of 8/08/2019 Insider ownership percentage includes all units outstanding, as of 4/8/2019.

Leading broker-dealer providing wealth management and institutional services to consumers and companies Bulge Bracket Boutique Size / scale Large distribution Trading Retail Issues Lack of focus Banker turnover Lack of commitment Research indifference Lack of growth investors Firm focus Good research Growth investor access Issues Financial / firm stability Trading support Few with retail Size / scale Firm focus Stability (financial & personnel) Large distribution Trading Outstanding research Retail Institutional Wealth Management LARGEST provider of U.S. equity research 3rd LARGEST Equity trading platform in the U.S. outside of the Bulge Bracket firms(1) FULL SERVICE investment banking with expertise across products and industry sectors ACCESS TO top ten private client platform #7 Largest Retail Brokerage Network(2) Based on 2018 U.S. trading volume per Bloomberg, as of 2/8/2019 Source: Publicly available information for U.S. brokerage networks. Includes investment banks only.

Well-diversified, Low Risk Business Model with Balanced Retail and Institutional Exposure Unburdened by capital constraints Low leverage business model and conservative risk management Limited balance sheet risk Stable wealth management business is augmented by profitable and growing institutional business Drive revenue synergies by leveraging the wealth management and institutional business Net Revenues 2017 2018 Operating Contribution 2017 2018 Balanced business model facilitates growth in all market environments Note: Net revenues and operating contribution percentages based on full year 2017 & 2018, excludes the Other segment.

A Stable Track Record Through Multiple Business Cycles Non-GAAP Net Revenues(1)(2) ($MM) Total Equity(1) ($MM) Total Client Assets(1)(3) ($BN) Book Value Per Share(1)(3)(4) 2019 Non-GAAP Net Revenue, Total Equity, Total Client Assets, and Book Value Per Share are as of 6/30/2019 2019 full year non-GAAP Net Revenues based on annualized results as of 6/30/2019 Excludes impact of sale of Sterne Agee Independent Contractor & Correspondent Clearing businesses Book Value Per Share adjusted for April 2011 three-for-two stock split (2006-2010) and represents common equity per shares outstanding

Balance Sheet Growth

Bank Drove Significant Balance Sheet & Revenue Growth Bank growth has been balanced between loans and investments: Loans: Comprised of securities based loans, C&I, and residential mortgages Focused lending to high net worth retail clients AFS & HTM Investments: Portfolio primarily GSE MBS, ABS, and Corporate bonds Effective duration of approximately 1.4 years as of 6/30/19 *Excludes non-controlling interest

Global Wealth Management

Global Wealth Management (GWM) Provides Securities Brokerage Services and Stifel Bank Products Overview National Presence Grown from 600+ financial advisors in 2005 to 2,193 financial advisors currently Proven organic growth and acquirer of private client business Strategy of recruiting experienced advisors with established client relationships Expanding U.S. footprint Net Revenues(1) ($MM) Operating Contribution(1) ($MM) 2017 full year net revenue and operating contribution based on annualized results as of 9/30/2017 2018 full year results based on annualized result as of 9/30/2018 (1) 2019 full year GAAP net revenues & operating contribution based on annualized results as of 6/30/19.

Building Scale and Capabilities into a $2Billion Revenue Segment 56 UBS Branches

GWM - Private Client Group Key Operating Metrics Accounts(1)(2) Financial Advisors(1)(2)(3) Total Client Assets(1)(2) ($MM) Branches(1)(2) 2019 Financial Advisors, Branches, Accounts, and Total Client Assets are as of 6/30/2019 Excludes Legacy Sterne Agee Independent Contractor Business. 2018 & 2019 reflects change in the definition of producing brokers as of January 1, 2019.

GWM – Stifel Bancorp, Inc. Acquired FirstService Bank, a St. Louis-based, Missouri-chartered commercial bank, in April 2007 Stifel Financial became a bank holding company and financial services holding company Substantial Balance sheet growth with low-risk assets Funded by Stifel Nicolaus client deposits Maintain high levels of liquidity Overview Key Statistics (000s) (1)(2) Investment Portfolio Loan Portfolio(3) Interest Earnings Assets Note: Key Statistic Data as of 6/30/2019. ROAA, ROAE, as well as Tier 1 capital ratios specific to Stifel Bank & Trust NPAs include: nonaccrual loans, restructured loans, loans 90+ days past due, and other real estate owned. Other includes construction and land, consumer loans, and home equity lines of credit.

Growing Asset Management Capabilities Asset Management Subsidiaries with $33.2 Billion in Client Assets As of June 30, 2019. Ziegler Capital Management, LLC, 1919 Investment Counsel, LLC, EquityCompass Investment Management, LLC,, and Washington Crossing Advisors, LLC are wholly-owned subsidiaries and affiliated SEC Registered Investment Advisers of Stifel Financial Corp. Assets represents the aggregate fair value of all discretionary and non-discretionary Assets Under Management and Assets Under Advisement, including fee-paying and non-fee-paying portfolios.

Institutional Group

Institutional Group Net Revenues ($MM)(2)(3)(4) Fixed Income Brokerage + Investment Banking (4) Overview Equity Brokerage + Investment Banking (4) Provides securities brokerage, trading, research, underwriting and corporate advisory services Largest provider of U.S. Equity Research 3rd largest Equity trading platform in the U.S. outside of the Bulge Bracket(1) Full-service Investment Bank Comprehensive Fixed Income platform Based on 2018 U.S. trading volume per Bloomberg., as of 2/08/2019 (Stifel & KBW). Includes Thomas Weisel historical investment banking revenues for years 2006 through September 30, 2010. 2012 includes realized and unrealized gains on the Company’s investment in Knight Capital Group, Inc. of $39.0 million 2019 full year net revenues based on annualized net revenue as of 6/30/2019

Building Scale and Capabilities into a $1Billion Revenue Segment Investment Banking Fixed Income Equities                                                                                                                                                                                                                                                                                                                                                     Knight

Institutional Group – Advisory 2010-2019 YTD: Leadership in M&A of Public Companies and deals < $1bn. Public Deals < $1 Billion in Value All Deals < $1 Billion in Value All Firms Middle Market Firms Source: Dealogics M&A Analytics as of 7/31/19. Note: Includes all sell-side and buy-side strategic or sponsor-backed disclosed value deals, where the deal is announced between 2010 and 2019 YTD, with a U.S. target, acquirer, acquirer subsidiary or divestor, and a final stake greater than 50%.

Institutional Group – Equity Underwriting Accomplished U.S. Equity Underwriting Franchise – All Equity Transactions Bookrun Equity Deals Since 2010 All Managed Equity Deals Since 2010 Source: Dealogic. Rank eligible SEC registered IPOs and Follow-On offerings since 2010. Includes demutualizations. As of 07/13/19. Overlapping deals between Stifel and its acquired firms have been removed. Note: $ Volume represents full credit to underwriter for All Managed Equity Deals and apportioned credit to bookrunner for Bookrun Equity Deals. Bold font indicates middle-market firms.

# Institutional Group – Research

*Largest U.S. Equity Research Platform*

## U.S. Equity Research Coverage (1)(2)

| Rank | Firm | Companies Under Coverage | | |
|---|---|---|---|---|
| | | Overall | Mid Cap | Small Cap |
| **1** | **Stifel / KBW** | **1,219** | **445** | **341** |
| 2 | JPMorgan | 1,154 | 390 | 151 |
| 3 | BofA Merrill Lynch | 1,039 | 334 | 95 |
| 4 | Citi | 950 | 297 | 125 |
| 5 | Jefferies & Co. | 925 | 299 | 199 |
| 6 | Raymond James | 865 | 312 | 221 |
| 7 | Wells Fargo Securities, Llc | 859 | 283 | 126 |
| 8 | Goldman Sachs | 822 | 224 | 65 |
| 9 | Morgan Stanley | 820 | 223 | 73 |
| 10 | Barclays | 738 | 199 | 69 |
| 11 | Credit Suisse | 735 | 205 | 80 |
| 12 | Deutsche Bank Securities | 706 | 198 | 76 |
| 13 | RBC Capital Markets | 684 | 210 | 82 |
| 14 | UBS | 675 | 168 | 42 |
| 15 | Cowen And Company | 665 | 185 | 172 |
| 16 | Robert W. Baird & Co., Inc. | 654 | 213 | 101 |
| 17 | Evercore Isi | 626 | 142 | 77 |
| 18 | Suntrust Robinson Humphrey | 617 | 244 | 107 |
| 19 | Piper Jaffray | 586 | 202 | 175 |
| 20 | Morningstar, Inc. | 575 | 115 | 15 |

## Stifel Research Highlights

- Largest provider of U.S. Small & Mid-cap Equity Research[2]
- #1 U.S. provider of Financial Services coverage
- Ranked #3 out of 152 qualifying U.S. firms with 18 Thomson Reuters Starmine Awards in 2018
- Only firm ranked in the Top 10 each year for the last 12 years in the Thomson Reuter StarMine Analyst Awards

## Coverage Balanced Across All Market Caps (1)



Small Cap
28%
Large Cap
36%
Mid Cap
36%

(1) Source: StarMine rankings as of 6/30/19. Overall coverage includes only companies with a rating & domiciled in the U.S. Does not include Closed End Funds.

(2) Starmine 2018. Includes KBW, U.S. only. Overall coverage includes only companies with a rating and domiciled in the U.S. Small Cap includes market caps less than $1 billion; Mid Cap includes market caps less than $5 billion.

STIFEL

24

Institutional Group – Equity Sales and Trading Powerful Platform Spanning North America and Europe Institutional Equity Sales Equity Trading Extensive Distribution Network Relationships with over 3,500 institutional accounts globally Active daily market maker in over 4,000 stocks Traded over 7.3 billion shares in 2018* Complete coverage of North America and Europe for North American listed equities Major liquidity provider to largest equity money management complexes Multi-execution venues: high-touch, algorithms, program trading, and direct market access Dedicated convertible sales, trading, and research desk 21 sales traders located in Baltimore, New York, Boston, San Francisco, and London 8 position traders covering each major industry 16 specialized traders focused on: Option Trading, Convertible & ETF Trading Profitable model with advantages of scale 65 person sales force Experts in small and mid cap growth and value Team-based sales model with 2 - 4 coverage sales people per account Team leaders have an average of 15 years experience Offices in all major institutional markets in North America & Europe Accounts range from large mutual funds to small industry-focused investors Managed over 700 non-deal roadshow days in 2018 Extensive experience with traditional and overnight corporate finance transactions *Based on trading volumes for Stifel & KBW

Institutional Group – Fixed Income Capital Markets Strong Fixed Income Brokerage Capabilities Institutional Fixed Income Sales Institutional Fixed Income Trading Platform & Products Comprehensive platform 85 traders with annual client trade volume approaching $500 billion 45-person Fixed Income Research and Strategy Group Widespread distribution Nearly 200 Institutional sales professionals covering over 8,500 accounts 40+ institutional fixed income offices nationwide International offices in London, Geneva, Zurich and Madrid Customer-driven Focus on long-only money managers and income funds, depositories, and hedge funds Consistency of execution Identification of relative value through asset class/security selection US Government and Agency Securities Mortgage-Backed Securities (MBS) Whole Loans Government-Guaranteed Loans Asset-Backed Securities (ABS) Commercial Mortgage-Backed Securities (CMBS) Certificates of Deposit High Yield and Distressed Credit Loan Trading Group Aircraft Finance & Credit Solutions Hybrid Securities Emerging Markets Structured Products Investment Grade Credit Municipal Sales and Trading and Public Finance UK Sales and Trading

Institutional Group – Public Finance Overview Stifel Public Finance has ranked #1 nationally in senior managed, negotiated municipal issues for each of the past five years, including again in 2018. More than one in every 10 transactions in the country were priced on a Stifel desk in 2018. Stifel’s K-12 School District practice again ranked #1 in senior managed, negotiated issues and Stifel’s Affordable Housing group ranked #1 in both par value and number of issues in 2018 Total of 25 Public Finance offices Nearly 150 Public Finance professionals Specialty sectors: Education Local Government/Municipal Healthcare Public-Private Partnerships/Development Housing Source: Thomson Reuters: SDC (True Economics to Book) Ranked by number of transactions.

Second Quarter 2019 Results

Highlights & Second Quarter Results Net Revenue of $801 million, up 8% Y/Y. Record Global Wealth Management Net Revenue of $532 million, up 7% Y/Y. Institutional Group Net Revenue of $271 million, up 7% Y/Y Record Client Assets of $305 billion, up 10% Y/Y Record Fee-Based Assets of $104 billion, up 14% Y/Y Non-GAAP Pre-tax Margin of 19.8%, up 130 bps Y/Y Non-GAAP ROCE of 14.3% & Non-GAAP ROTCE of 23.1% 33 Net Financial Advisor Additions in the Quarter Repurchased 1.3 million shares at an average price of $56.32

Investment Banking Revenue * Excludes Other Segment revenue

Brokerage Revenue and Asset Management & Service Fees * Sum of Global Wealth Management Brokerage Revenue and Asset Management & Service Fees

Net Interest Income *Yields for Average Assets & Liabilities include the impact of Financial Instruments Owned, Stock Loan, Stifel Capital Trusts, Cash and Other. **Net interest margin in historical periods reflect impact of reverse repos

Segments, Balance Sheet, & Expenses

Global Wealth Management

Institutional Group

Balance Sheet * 2Q19 Capital ratios are estimated

Stifel Bancorp, Inc.

Expenses * For reconciliation of GAAP to non-GAAP expenses, refer to our second quarter 2019 earnings release.